Exhibit 23.1

                        [Letterhead of Ernst & Young LLP]

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts", and to the use of our report dated January 17, 2002 in Post-Effective Amendment of No. 25 to the Registration Statement (Form S-20 No. 2-69458) and related Prospectus of Canadian Derivatives Clearing Corporation.


                                                   /s/ Ernst & Young LLP

Toronto, Canada                                    Chartered Accountants
April 2, 2003